Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) dated as of June 13, 2003 is entered into between Curis, Inc., a Delaware corporation (the “Company”) and Genentech, Inc., a Delaware corporation (the “Purchaser”).

WHEREAS, the Company and the Purchaser have entered into a Common Stock Purchase Agreement on June 11, 2003 (the “Purchase Agreement”), pursuant to which the Company has agreed to sell to the Purchaser 1,323,835 shares (the “Shares”) of common stock of the Company, $.01 par value per share (the “Common Stock”) on the date hereof; and

WHEREAS, the Company and the Purchaser desire to provide for certain arrangements with respect to the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”);

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Registration of the Shares.

(a) At any time after the date hereof, so long as the Company is eligible to file a Registration Statement on Form S-3 at such time, the Purchaser may request, in writing, that the Company effect the registration on Form S-3 of the Shares; provided, however, that pursuant to the terms of the Purchase Agreement, Purchaser shall not have the right to sell or otherwise dispose of the Shares on or before October 11, 2003, except as provided in the Purchase Agreement. Upon receipt of such request for registration pursuant to this Section 1, the Company shall promptly file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 covering the resale to the public by the Purchaser of the Shares. The Company shall use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC as soon as practicable. The Company shall use commercially reasonable efforts to file such amendments and supplements to such registration statement to cause it remain effective until the date two years after the date hereof or such earlier time as all of the Shares covered by the registration statement have been sold pursuant thereto. The Company may, by written notice to the Purchaser, delay the filing or effectiveness of a registration statement under this Section 1(a) for a period of not more than 75 days on one occasion if the Board of Directors of the Company in good faith, upon advice of counsel, determines that such delay is in the best interest of the Company.

(b) If, at any time, the Company proposes to register any of its Common Stock on Form S-1, S-2, or S-3 under the Securities Act in connection with an underwritten offering of such securities solely for cash (“Underwritten Offering”), and shares of Common Stock held by persons other than the Company are to be included in such Underwritten Offering, the Company shall, each such time, promptly give the Purchaser written notice of such proposed Underwritten Offering. Upon written request of the Purchaser given within thirty (30) days after receipt of any such notice by the Company, the Company shall use its reasonable best efforts to cause to be registered under the Securities Act all of the Shares that the Purchaser has requested be registered subject to Section 1(c) below.

(c) If the managing underwriters advise the Company that their opinion of marketing factors require a limitation in the number of shares to be included by persons other than the Company in an Underwritten Offering under Section 1(b), the number of shares that may be included in such Underwritten Offering shall be allocated among the Purchaser and any other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in an Underwritten Offering, as nearly as practicable, to the respective number of shares of Common Stock held by them on the date the Company gives notice as specified above. If the Purchaser or any other holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among the Purchaser and other holders in the manner described in the preceding sentence.

(d) In the event the Purchaser intends to include its shares in an Underwritten Offering, such right shall be conditioned upon the Purchaser’s participation in such Underwritten Offering on the terms set forth herein and such Purchaser shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected by the Company.

2. Limitations on Registration Rights.

(a) In the event that, in the good faith judgment of the Board of Directors, upon advice of counsel, it is advisable to suspend use of a prospectus included in a registration statement covering the sale of the Shares due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify the Purchaser to such effect, and, upon receipt of such notice, the Purchaser shall immediately discontinue any sales of Shares pursuant to such registration statement until the Purchaser has received copies of a supplemented or amended prospectus or until the Purchaser is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2(a) to suspend sales of Shares for a period in excess of 30 days on more than two occasions in any 12-month period.

(b) If the Company suspends the registration statement covering the Shares or requires the Purchaser to cease sales of shares pursuant to paragraph (a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, notify the Purchaser of such termination and take such actions as may be necessary to reinstate the effectiveness of such registration statement and/or give written notice to the Purchaser authorizing it to resume sales pursuant to the such registration statement. If as a result thereof the prospectus included in such registration statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Purchaser given pursuant to this paragraph (b), and the Purchaser shall make no offers or sales of shares pursuant to such registration statement other than by means of such revised prospectus.

3. Registration Procedures.

(a) In connection with the filing by the Company of the registration statement covering the Shares, the Company shall furnish to the Purchaser (i) a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and (ii) such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of the Shares.

(b) The Company shall use its best efforts to register or qualify the Shares covered by a Registration Statement under the securities laws of each state of the United States; provided, however, that the Company shall not be required in connection with this paragraph (b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

(c) If the Company has delivered preliminary or final prospectuses to the Purchaser and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchaser and, if requested by the Company, the Purchasers shall immediately cease making offers or sales of Shares covered by a registration statement and return all prospectuses to the Company. The Company shall promptly provide the Purchaser with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, the Purchaser shall be free to resume making offers and sales of Shares under such registration statement.

(d) The Company shall be entitled to include in a registration statement covering the Shares the shares of Common Stock held by other stockholders of the Company.

(e) The Company shall pay the expenses incurred by it in complying with its obligations under Sections 1, 2 and 3, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Purchaser in connection with sales under any registration statement covering the Shares and (ii) the fees and expenses of any counsel retained by the Purchaser.

(f) The Company shall advise the Purchaser promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of a Registration Statement covering the Shares or of the initiation or threat of any proceeding for that purpose, and it will promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

4. Requirements of the Purchaser. The Company shall not be required to include any Shares in any registration statement unless:

(a) the Purchaser furnishes to the Company in writing such information regarding the Purchaser and the proposed sale of the Shares by the Purchaser as the Company may reasonably request in writing in connection with the registration statement or as shall be required in connection therewith by the SEC or any state securities law authorities;

(b) the Purchaser shall have provided to the Company its written agreement to use its commercially reasonable efforts to report to the Company sales of the Shares.

5. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Purchaser, each underwriter, and each other person, if any, who controls the Purchaser or underwriter within the meaning of the Securities Act or Exchange Act from and against any losses, claims, damages or liabilities to which the Purchaser, such underwriter or controlling person may become subject (under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in any registration statement covering the Shares or in any preliminary prospectus or final prospectus contained in such registration statement, or any amendment or supplement to such registration statement, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Purchaser for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such registration statement, preliminary prospectus or prospectus, or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for use in the preparation thereof or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b) The Purchaser agrees to indemnify and hold harmless the Company, each underwriter and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, from and against any losses, claims, damages or liabilities to which the Company or any such underwriter, officer, director or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in any registration statement covering the Shares or in any preliminary prospectus, final prospectus contained in such registration statement, or any amendment or supplement to such registration statement or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the registration statement, prospectus, amendment or supplement and the Purchaser will reimburse the Company, or such underwriter, officer, director or controlling person, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Purchaser’s obligation to indemnify the Company shall be limited to the net amount received by the Purchaser from the sale of the Shares.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 5 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action). Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchaser, as well as any other selling stockholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among ether things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Purchaser or other selling stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation (even it the Purchaser and other selling stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this paragraph (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The rights and obligation of the Company and the Purchaser under this Section 5 shall survive the termination of this Agreement.

6. Termination. All of the Company’s obligations to register the Shares under this Agreement shall terminate on the earlier of (a) the second anniversary of the date of this Agreement or (b) the date on which all of the Shares have been sold by the Purchaser.

7. Assignment of Rights. This Agreement, and the rights and obligations of the Purchaser hereunder, may be assigned by the Purchaser to any affiliate of the Purchaser to whom the Shares may be transferred pursuant to the terms of the Purchase Agreement, and such transferee shall be deemed a “Purchaser” for the purposes of this Agreement; provided that such transferee provides written notice of such assignment to the Company and agrees to be bound in writing hereby.

8. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

9. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the parties hereto shall be entitled to specific performance of the agreements and obligations of the parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

11. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telecopy or via a reputable express courier, with charges prepaid, to the address set forth below or to such other address of which the parties may have given notice. Unless otherwise specified herein, such notices or other communications shall be deemed received one business day after personal delivery or delivery by telecopy, or three business days after being sent, if sent by reputable express courier.

If to the Company:

Curis, Inc.

61 Moulton Street

Cambridge, Massachusetts 02138

Attention: President and Chief Executive Officer

Facsimile: (617) 492-8287

If to the Purchaser:

Genentech, Inc.

1 DNA Way

South San Francisco, California 94080

Attention: Corporate Secretary with a copy to Treasurer

Facsimile: (650) 952-9881

12. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The parties may amend or modify this Agreement, in such manner as may be agreed upon, only by a written instrument executed by the parties hereto.

13. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

14. Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CURIS, INC.

By:	/s/ DANIEL R. PASSERI
Title:	President and Chief Executive Officer

GENENTECH, INC.

By:	/s/ THOMAS T. THOMAS
Title:	Treasurer